UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

June 10, 2011
Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)
On June 13, 2011, the service of Ann M. Livermore as Executive Vice President of the Hewlett-Packard Company (“HP”) enterprise business terminated in connection with the elimination of that position.  Ms. Livermore will continue to serve in her other position as interim Executive Vice President of HP’s enterprise services business until the transition of her responsibilities to her successor, who has not yet been selected.

(d)
On June 10, 2011, the Board of Directors of HP (the “Board”) elected Ms. Livermore to serve as a director of HP effective on June 13, 2011 (the “Effective Date”).  Ms. Livermore was not named to serve on any committee of the Board.

Ms. Livermore will not receive any separate compensation for service as a director during the period that she continues to serve as an HP employee.  Following the termination of her employment, Ms. Livermore will participate in the non-employee director compensation arrangements generally applicable to all HP non-employee directors. Under the terms of those arrangements as currently in effect, Ms. Livermore will receive, among other things (i) an annual cash retainer of $100,000, which she may elect to receive in the form of HP securities, and an annual equity retainer of $175,000 paid at her election either in the form of restricted stock units or in equal amounts of restricted stock units and stock options, in each case prorated to reflect her service for a partial term; and (ii) $2,000 in cash for each Board meeting attended in excess of six per year. Ms. Livermore also will be eligible to participate in the product matching portion of the HP Employee Giving Program under which each non-employee director may contribute up to $100,000 worth of HP products each year to a qualified charity by paying 25% of the list price of those products, with HP contributing the remaining cost.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 10, 2011, the Board approved an amendment to Section 3.2 of Article III of HP’s Amended and Restated Bylaws to increase the size of the Board from 13 to 14 directors effective on the Effective Date.  The Amended and Restated Bylaws of HP reflecting that amendment are filed with this report as Exhibit 3.1.

Item 8.01.	Other Events.

A copy of HP's press release announcing these and other organizational changes is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Hewlett-Packard Company.
99.1	Press release, dated June 13, 2011, entitled “HP Announces Organizational Changes.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: June 16, 2011	By:	/s/ Paul T. Porrini
	Name:	Paul T. Porrini
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Hewlett-Packard Company.
99.1	Press release, dated June 13, 2011, entitled “HP Announces Organizational Changes.”